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                                                                EXHIBIT (h) (14)


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                              DATED JUNE    , 1999
                                         ---

         Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Growth Equity Fund

Income Equity Fund

Small Cap Fund

Select Equity Fund

International Growth Equity Fund

International Select Equity Fund

Technology Fund

Municipal Money Market Fund

U.S. Government Select Money Market Fund

Fixed Income Fund

U.S. Government Fund

Intermediate Tax-Exempt Fund

Tax-Exempt Fund

Money Market Fund

U.S. Government Money Market Fund

International Fixed Income Fund

California Municipal Money Market Fund

Stock Index Fund

Florida Intermediate Tax-Exempt Fund

Arizona Tax-Exempt Fund

California Intermediate Tax-Exempt Fund

California Tax-Exempt Fund

Short-Intermediate U.S. Government Fund

Small Cap Index Fund

Mid Cap Growth Fund

High Yield Municipal Fund

High Yield Fixed Income Fund

Tax-Exempt Money Market Fund

Small Cap Growth Fund


         All signatures need not appear on the same copy of this Amended and Restated Schedule A.

                  NORTHERN FUNDS


                  By:
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                  Title:
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                  Date:
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                  SUNSTONE FINANCIAL GROUP, INC.

                  By:
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                  Title:
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                  Date:
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